401(k) Plan:	6 Months Ended
Jun. 30, 2021
K Plan
401(k) Plan:

Note 8. 401(k) Plan:

The 401(k) Plan, formerly entitled the KSOP Plan, was originally adopted in 1990 and was most recently restated effective January 1, 2017. The purpose of the 401(k) Plan is to offer retirement benefits to eligible employees of the Company. The 401(k) Plan provides for a salary deferral, a non-elective contribution of 3% of each eligible Participant’s annual compensation and discretionary contributions. Allocation of Class A common shares or cash to participants' accounts, subject to certain limitations, is at the discretion of the Board. For the 2020 plan year, 123,662 Class A common shares with a fair value of approximately $170,000 were contributed to participants in the 401(k) Plan. As of June 30, 2021, no contributions by the Company had been made for plan year 2021.